ICON Equity Income Fund

ICON Flexible Bond Fund

ICON Fund

ICON Long/Short Fund

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund

ICON Consumer Discretionary Fund

ICON Consumer Staples Fund

ICON Energy Fund

ICON Financial Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON Natural Resources Fund

ICON Utilities Fund

ICON Emerging Markets Fund

ICON International Equity Fund

Supplement dated February 12, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”).

On October 23, 2019, ICON Advisers, Inc., the investment adviser to ICON Funds, a Massachusetts business trust and open-end investment company (“ICON”), and CCM Partners, LP d/b/a Shelton Capital Management, the investment adviser of SCM Trust, a Massachusetts business trust and open-end investment company (“SCM Trust”), entered into a Transaction Agreement whereby they each agreed to recommend to the Board of Trustees of ICON and SCM Trust, respectively, that the separate funds of ICON be reorganized with and into certain SCM Trust funds.

In connection with the Transaction Agreement, on February 7, 2020 the Board of Trustees of ICON Funds unanimously approved Agreements and Plans of Reorganization (the “Agreements”) in respect of the proposed Fund reorganizations listed below (each, a “Reorganization”). The Board of Trustees of SCM Trust approved the Agreements on February 6, 2020. Each Agreement provides for the transfer of the assets and liabilities of each Fund (except the ICON International Equity Fund) to a corresponding, newly formed fund and of the ICON International Equity Fund into the already existing Shelton International Select Equity Fund series of the SCM Trust (each such acquiring fund, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the SCM Trust in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date. The proposed Reorganizations will result in the consolidation of 16 ICON Funds into eight new Acquiring Funds as shown in the table below.

Current Acquired Funds of ICON Funds	Corresponding Acquiring Funds of SCM Trust
ICON Fund	ICON Equity Fund
ICON Long/Short Fund	ICON Equity Fund
ICON Opportunities Fund	ICON Equity Fund

ICON Equity Income Fund	ICON Equity Income Fund
ICON Risk-Managed Balanced Fund	ICON Equity Income Fund

ICON Consumer Discretionary Fund	ICON Consumer Select Fund
ICON Consumer Staples Fund	ICON Consumer Select Fund
ICON Financial Fund	ICON Consumer Select Fund

ICON Energy Fund	ICON Natural Resources Fund
ICON Industrials Fund	ICON Natural Resources Fund
ICON Natural Resources Fund	ICON Natural Resources Fund

ICON Information Technology Fund	ICON Health and Information Technology Fund
ICON Healthcare Fund	ICON Health and Information Technology Fund

ICON Utilities Fund	ICON Utilities and Income Fund

ICON Flexible Bond Fund	ICON Flexible Bond Fund

ICON Emerging Markets Fund	Shelton Emerging Markets Fund

If the Reorganizations are approved by the shareholders of each Fund, the Acquiring Funds (other than the Shelton Emerging Markets Fund and Shelton International Select Equity Fund) will be advised by Shelton Capital Management and sub-advised by ICON Advisers, Inc. The Shelton Emerging Markets Fund will be advised by Shelton Capital Management with no sub-adviser. The Shelton International Select Equity Fund will continue to be advised by Shelton Capital Management with no sub-adviser.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on the determined record date will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the ICON Funds Board of Trustees considered in approving the Agreement. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, each Reorganization is expected to close in the second quarter of 2020, or as soon as practicable thereafter. This is subject to change.

In conjunction with the Agreement, Class C shares of the Funds are now closed to new or additional purchases.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.